                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                                       [X]

Filed by a Party other than the Registrant           [  ]

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[X]  Definitive Proxy Statement
[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              BRINSON SERIES TRUST

      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of this filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                              BRINSON SERIES TRUST


                                                                February 8, 2002


Dear Contract Holder:


    Your insurance company offers variable annuity contracts in a separate account (the "Separate Account"), a unit investment trust, which consists of certain investment divisions, each of which is available under an annuity contract (each a "Contract") funded through the Separate Account. If you've had your Contract for some time, you'll recall that your insurance company occasionally asks you to tell it how you would like it to represent your interests at meetings of shareholders of Brinson Series Trust (the "Trust"). The Trust is a family of portfolios, one of which, the Money Market Portfolio (the "Brinson Money Market Portfolio"), underlies the investment options in your Contract.



    I am writing to inform you that, as described in the enclosed Proxy Statement, a special meeting of shareholders of Brinson Money Market Portfolio will be held on March 6, 2002. The purpose of this meeting is for shareholders to vote on a proposal to liquidate Brinson Money Market Portfolio and substitute interests in the Money Market Portfolio of Alliance Variable Products Series Fund, Inc. (the "AVP Money Market Portfolio") for interests in Brinson Money Market Portfolio as of the proposed liquidation date.



    On November 14, 2001, the Board of Trustees of the Trust (the "Board") considered and agreed to submit this proposal to shareholders. If approved by shareholders at the March 6, 2002 meeting, the liquidation is expected to occur on or about April 5, 2002. You may transfer your assets into another fund available under your contract at any time prior to the liquidation date. If you do not do so, however, please note that, if the shareholders of Brinson Money Market Portfolio approve the proposal, your assets will automatically be transferred to the AVP Money Market Portfolio on the liquidation date.



    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSAL DESCRIBED IN THE ENCLOSED PROXY STATEMENT. The Board's recommendation is based on a number of factors, including Brinson Money Market Portfolio's inability to sell a sufficient number of shares to lower operating expenses, as well as poor sales trends. The Board's reasons for recommending that shareholders approve the proposal are described in detail in the Proxy Statement, which you should read and consider carefully before casting your vote.


    PLEASE VOTE AND RETURN YOUR AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. Your vote is important, no matter how large or small your holdings may be.
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    If you have any questions before you vote, please call 1-800-647-1568. We will help you get the answers you need promptly. Thank you for your participation in this important matter.

                                 Sincerely,

                                 /s/ Brian M. Storms

                                 Brian M. Storms
                                 PRESIDENT
                                 BRINSON SERIES TRUST

                                ----------------

                          NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
                              BRINSON SERIES TRUST
                             MONEY MARKET PORTFOLIO

                                ----------------


    A Special Meeting of the Shareholders (the "Special Meeting") of the Money Market Portfolio ("Brinson Money Market Portfolio") of Brinson Series Trust, will be held on March 6, 2002, at 10:00 a.m., Eastern time, at the offices of Brinson Advisors, Inc. ("Brinson Advisors"), 51 West 52nd Street, 16th Floor, New York, New York, 10019-6114 for the following purposes:


        1. to consider and vote on a Plan of Liquidation and a Plan of Substitution for Brinson Money Market Portfolio; and

        2. to transact such other business as may properly come before the Special Meeting and any adjournments thereof.

    Please read the enclosed proxy statement carefully for information concerning the proposal to be considered at the Special Meeting.


    Shareholders of record at the close of business on December 14, 2001 are entitled to notice of and to vote at the Special Meeting. As a holder of a variable annuity contract with respect to Brinson Money Market Portfolio, you are entitled to instruct your participating insurance company on how to vote your shares. Please complete and sign the enclosed authorization card and return it in the accompanying envelope as promptly as possible.


                                 By Order of the Board of Trustees,
                                 AMY R. DOBERMAN
                                 SECRETARY


February 8, 2002

                              BRINSON SERIES TRUST

                             MONEY MARKET PORTFOLIO
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                ----------------


                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 MARCH 6, 2002


                                ----------------


    This Proxy Statement provides information you should review before instructing your insurance company on how to vote on the matter listed in the foregoing Notice of Special Meeting for the Money Market Portfolio ("Brinson Money Market Portfolio" or "Fund") of Brinson Series Trust (the "Trust"). The Trust's Board of Trustees (the "Board") is soliciting your voting instruction for a Special Meeting of shareholders of Brinson Money Market Portfolio (the "Special Meeting") to be held on March 6, 2002, at 10:00 a.m., Eastern time, at the offices of Brinson Advisors, Inc. ("Brinson Advisors"), 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, and for any adjournment of that Meeting.



    This Proxy Statement describes the matter that will be voted on at the Special Meeting (the "Proposal"). The solicitation of voting instructions is made by the mailing of this Proxy Statement and the accompanying authorization card on or about February 11, 2002. Brinson Advisors, Inc. ("Brinson Advisors"), the Fund's investment advisor, or its affiliates may contact contract holders with an interest in the Fund via telephone to discuss the Proposal. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by Brinson Advisors.


    Copies of the Trust's most recent Annual and Semi-Annual Reports have been previously mailed to annuity contract holders having an interest in the Fund. This Proxy Statement should be read in conjunction with those reports. The Trust's Annual and Semi-Annual Reports are also available upon request. You can obtain a copy of the Trust's Annual and Semi-Annual Reports without charge, by writing to the Trust at 51 West 52nd Street, 14th Floor, New York, New York 10019-6114 or by calling 1-800-647-1568.


    Shareholders of record of Brinson Money Market Portfolio on December 14, 2001 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. Holders ("Contract Holders") of variable annuity contracts ("Contracts") in connection with the Fund as of

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such date are entitled to provide instructions with respect to the representation of their interests at the Special Meeting. As of the close of business on the Record Date, Brinson Money Market Portfolio had 1,927,963.340 shares issued and outstanding.



    Shares of Brinson Money Market Portfolio are offered only to insurance company Separate Accounts that fund annuity contracts. As of the Record Date, PaineWebber Life Insurance Company ("PaineWebber Life") and American Republic Life Insurance Company ("American Republic") (each an "Insurance Company" and, collectively, the "Insurance Companies")* owned of record all the shares of Brinson Money Market Portfolio. As of the Record Date, the following numbers of shares of Brinson Money Market Portfolio were held by the Insurance Companies on behalf of the Separate Accounts that fund Contracts issued to individual Contract Holders:


PAINEWEBBER LIFE                             NUMBER OF SHARES   PERCENTAGE
----------------                             ----------------   ----------
PaineWebber Life Variable Annuity
  Account..................................   1,371,177.450       71.12%

AMERICAN REPUBLIC                            NUMBER OF SHARES   PERCENTAGE
-----------------                            ----------------   ----------
American Republic Variable Annuity Account        556,785.890       28.88%

    Because as noted above, the Insurance Companies own of record all of the issued and outstanding shares of the Fund, the trustees and officers of the Fund own, in the aggregate, less than 1% of such shares.


    The Separate Accounts invest in the Fund. Contract Holders who select the Fund for investment through a Contract have a beneficial interest in the Fund, but do not directly invest in or hold shares of the Fund. The Insurance Companies, on behalf of the Separate Accounts, are the actual shareholders of the Fund but generally will vote their shares in accordance with instructions provided by Contract Holders. Contract Holders therefore have the right to instruct the Insurance Company on how to vote their interests with respect to the Proposal. Each Insurance Company will vote the shares of the Fund held in its name for the Separate Accounts as directed by its Contract Holders. The purpose of this Proxy Statement is to solicit instructions for voting shares of the Fund.



    In the event that one or more Contract Holders investing in the Fund fails to provide the Insurance Company with voting instructions, the Insurance Company will vote the shares attributable to such Contract Holder(s) (for, against or abstaining) in the same proportions as all shares for which instructions have been received from other Contract Holders investing through those

------------------------


* PaineWebber Life's main administrative office and American Republic's principal office is located at 601 6th Avenue, Des Moines, IA 50309.

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Separate Accounts. If an authorization card is returned by a Contract Holder without indicating a voting instruction, the Insurance Company will vote those shares "FOR" the Proposal.


    To the best of the Trust's knowledge, as of the Record Date, no person owned beneficially more than 5% of the Fund, except as set forth above.


    The presence in person or by proxy of a majority of the Fund's shares entitled to vote is necessary to constitute a quorum for the transaction of business. Because the Insurance Companies are the legal owners of all Fund shares, it is very likely that there will be a quorum at the Special Meeting regardless of how Contract Holders direct their respective Insurance Companies to vote on the Proposal.



    If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting. Solicitation of votes may continue without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of an adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against an adjournment those proxies to be voted against the Proposal.



    The Proposal requires approval of a "majority of the outstanding voting securities" of the Fund, which term, for purposes of this Proxy Statement and as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), means the lesser of (A) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Fund. Abstentions will have the effect of a vote "against" the Proposal.



    The number of shares for which you may provide voting instructions is shown on the authorization card accompanying this Proxy Statement. The number of shares for which you are entitled to provide voting instructions was calculated according to the formula described in the materials relating to your Contract. Shareholders are entitled to, and Contract Holders are entitled to provide instructions for, one vote for each full share and a proportionate vote for each fractional share held. At any time prior to an Insurance Company's voting of its shares at the Special Meeting, a Contract Holder may revoke his or her instruction by properly executing a later-dated voting instruction card. The Insurance Companies may revoke their proxy votes by written notice to Brinson Advisors prior to the Special Meeting or by attending the Special Meeting in person and indicating that they want to vote in person.

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    The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

                            MATTER TO BE ACTED UPON
                              PROPOSAL TO VOTE ON
         A PLAN OF LIQUIDATION AND A PLAN OF SUBSTITUTION FOR THE FUND

    The Board, including the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act, has approved, and recommends that the shareholders of the Fund approve, a Plan of Liquidation and a Plan of Substitution, forms of which are attached as an exhibit to this Proxy Statement.


    BACKGROUND. Investment in the Fund is currently offered only to the Separate Accounts that fund annuity contracts offered by PaineWebber Life and American Republic. As noted above, shares of the Fund are owned only by the Separate Accounts. On November 14, 2001, the Trust's Board decided to recommend to shareholders that they approve a Plan of Liquidation for the Fund and a related Plan of Substitution, as discussed below.



    The Board considered how best to serve the interests of Contract Holders in connection with the proposed liquidations. The Board recommends that shareholders approve a substitution of subaccounts holding the proceeds of the Fund with interests in subaccounts investing in the Money Market Portfolio of Alliance Variable Products Series Fund, Inc. ("AVP Money Market Portfolio"). Contingent upon such approval, each Insurance Company would then substitute interests in of AVP Money Market Portfolio for interests in the Fund of Contract Holders who did not exercise their transfer rights prior to the liquidation.


    The attached authorization card seeks the Contract Holders' approval of the above-described Proposal with respect to the Fund.

    PLAN OF LIQUIDATION. The Board has approved a Plan of Liquidation for the Fund, a form of which is set forth in Exhibit 1 to this Proxy Statement and summarized below. The following discussion of the Plan of Liquidation is qualified in its entirety by the full text of such Plan.

    The Plan will become effective with respect to the Fund on the date of its adoption and approval by the affirmative vote of a majority of the outstanding shares of the Fund (the "Effective Date"). As soon as reasonably practicable after the Effective Date, the Fund, in an orderly manner, will sell all of its portfolio securities in order to convert all its assets to cash and cash equivalents. The Fund will then make a cash distribution to each shareholder based on the shareholder's proportionate share in the net assets of the Fund, after payment in full to (or reservation of assets for payment in full to) all creditors of the Fund, in redemption and cancellation of the outstanding shares of the

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Fund. This distribution will be made as soon as practicable, but in any event no later than sixty days after the Effective Date.


    The date on which the Fund makes the liquidating distribution of its assets to shareholders and redeems and cancels its outstanding shares will be known as the "Liquidation Date." (See Section 2 of the Plan of Liquidation.) As of the close of business on the Liquidation Date, the Fund will cease its business as an investment company and will not engage in any business activities except for purposes of winding up its business and affairs.


    The proportionate interest of each shareholder in the assets of the Fund will be fixed on the basis of that shareholder's respective holdings as of the close of business on the Liquidation Date. On such date, the books of the Fund will be closed. (See Section 4 of the Plan of Liquidation.)


    As noted above, the Insurance Companies own of record all of the issued and outstanding shares of the Fund. Upon receipt by an Insurance Company of the liquidating distributions with respect to the Fund, the Insurance Company will apply such liquidating distributions in accordance with the Plan of Substitution to purchase, for the benefit of the Contract Holders having an interest in the Fund at the time of its liquidation, an equivalent interest in AVP Money Market Portfolio. (See Section 7 of the Plan of Liquidation.)


    Brinson Advisors will bear all expenses incurred in connection with carrying out the Plan of Liquidation that the Fund normally would not incur if it were to continue in business, including legal and auditing expenses and printing, mailing, solicitation and miscellaneous expenses arising from the liquidation. Normal operating expenses of the Fund will be borne by the Fund in the same manner as such expenses would have been borne absent a liquidation. Any expenses and liabilities attributed to the Fund after the liquidating distribution is made will be borne by Brinson Advisors. (See Section 8 of the Plan of Liquidation.)


    Under the Plan of Liquidation, the outstanding shares of the Fund will be extinguished. The Plan of Liquidation also provides that the Board shall have the authority to authorize such variations from, or amendments to, the provisions of the Plan of Liquidation as may be necessary or appropriate to marshal the assets of the Fund and to effect the complete liquidation and termination of the existence of the Fund, as well as the other purposes generally to be accomplished by the Plan of Liquidation. (See Section 9 of the Plan of Liquidation.)



    PLAN OF SUBSTITUTION. Following the liquidation of the Fund, the Plan of Substitution (attached as Exhibit A to the Plan of Liquidation and summarized below) will be implemented by the Insurance Companies, as

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described below. The following discussion of the Plan of Substitution is qualified in its entirety by the full text of such Plan.



    The Insurance Companies will purchase, with the proceeds of the liquidating distribution described above and for the benefit of the Contract Holders having an interest in the Fund at the time of its liquidation, an interest in AVP Money Market Portfolio at net asset value (such purchase is referred to herein as the "Substitution"). As a result, the Substitution will not affect the value of Contract Holder's interests as transferred to the AVP Money Market Portfolio. (See Section 4 of the Plan of Substitution.)


    Contract Holders will not incur any fees or charges as a result of the Substitution. Also, neither the rights of Contract Holders nor the obligations of the Insurance Companies under the Contracts will be altered in any way. The Substitution will not cause the contract fees and other charges currently being paid by existing Contract Holders to be greater after the Substitution than before the Substitution. In addition, the transfer of a Contract Holder's interests from the subaccount investing in the Fund as a result of the Substitution will not be counted as one of the free transfers permitted to Contract Holders under the Contracts. (See Section 5 of the Plan of Substitution.)

    The expenses incurred in connection with implementing the Plan of Substitution, including legal, accounting and other fees and costs, will be paid by Brinson Advisors. (See Section 5 of the Plan of Substitution.)


    TRANSFER RIGHTS. At any time prior to the Fund's Liquidation Date, Contract Holders may transfer their interests in the Fund to any of the other investment options offered under their Contract, subject to the terms of the relevant Separate Account prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, Contract Holders who had any remaining interests transferred from the subaccount investing in the Fund to that investing in AVP Money Market Portfolio may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs prior to, or within 90 days after, the Liquidation Date.


    Each Contract Holder should refer to his or her Separate Account prospectus or Contract for a description of the other investment options available under his or her Contract prior to and after the Liquidation Date. Contract Holders may obtain a prospectus for the Separate Account and applicable investment options free of charge by contacting their Insurance Company representatives. The prospectus for the Separate Account and mutual fund investment options are also posted on the Securities and

Exchange Commission's web site, http://www.sec.gov, and may be obtained by contacting the SEC Public Reference Room at 1-800-732-0330.


    SURRENDER RIGHTS. In lieu of the transfer rights discussed above, and subject to applicable tax law, each Contract Holder may elect to receive in cash
(a) the value of his or her interest in the Fund prior to the Liquidation Date or (b) the value of his or her interest actually transferred from a subaccount investing in the Fund to a subaccount investing in AVP Money Market Portfolio after the Substitution, by exercising his surrender rights under the Contract (such a surrender may have adverse tax consequences--see "FEDERAL TAX CONSEQUENCES" below). If a Contract Holder elects to make a surrender within 30 days after the Liquidation Date, each Insurance Company has agreed to waive any Contract early withdrawal charges attributable to the substituted amounts that would normally be imposed on such surrenders. Each Insurance Company's offer to waive early withdrawal charges will not apply to amounts that have been transferred to the Fund from the other investment options after January 25, 2002.



    FEDERAL TAX CONSEQUENCES. The liquidation and subsequent Substitution will not create any tax liability for Contract Holders. Also, Contract Holders will not incur any tax liability for exercising their transfer rights. However, Contract Holders who exercise their surrender rights may incur income tax liability and a tax penalty. Contract Holders are encouraged to refer to their Separate Account prospectuses for a discussion of the possible tax consequences resulting from a surrender. ALSO, CONTRACT HOLDERS SHOULD SEEK QUALIFIED TAX ADVICE BEFORE EXERCISING THEIR SURRENDER RIGHTS.



THE BOARD'S RATIONALE FOR RECOMMENDING THE PLANS OF LIQUIDATION AND SUBSTITUTION



    THE REASONS FOR LIQUIDATING THE FUND. The Fund commenced operations on May 4, 1987. As of December 31, 2001, the Fund's most recent fiscal year end, the Fund's net assets totaled $1,891,610. As of the same date, AVP Money Market Portfolio's net assets totaled $178,066,525.


    The Fund's investment objective is to obtain maximum current income consistent with liquidity and conservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers.

    The Fund has not been able to sell a sufficient number of shares to lower its operating expense ratio by spreading fixed expenses over a larger asset base. At present, Brinson Advisors is waiving its entire management fee and

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reimbursing all expenses of the Fund. Absent this fee waiver and reimbursement,
Contract Holders would have to bear expenses that are relatively high because the Fund's asset base is small.


    At a meeting on November 14, 2001, the Board considered a number of factors, including the amount of the Fund's net assets, its expense ratio (with and without the waiver and reimbursement of expenses by Brinson Advisors), and the possibility that additional sales of Fund shares could enable the Fund to attain an asset level that would sustain an acceptable expense ratio. The Board also reviewed the efforts and expenses of the Trust to distribute shares of the Fund through the Insurance Companies and the effect of the Fund's operating expenses on its historic and anticipated returns to shareholders. The Board considered that Brinson Advisors had not been able to collect or retain any significant advisory or administrative fees during the life of the Fund, that there appears to be little prospect that this would change in the near future, and that Brinson Advisors is not willing to subsidize the Fund's operations indefinitely.



    Both Brinson Advisors and the Board have reviewed developments and considered alternatives regarding the Fund, including whether a merger with or transfer of assets to another mutual fund would be possible, and if it would produce desirable results for the Fund's shareholders. After reviewing current market conditions and considering the relatively small size of the Fund, Brinson Advisors and the Board concluded that the proposed liquidation and Substitution are preferable to a merger or transfer of assets.



    REASONS FOR SUBSTITUTION. The Board determined that it would be in the best interest of Contract Holders to liquidate the Fund in a manner that provides the opportunity for Contract Holders to avoid adverse tax consequences. The Plan of Substitution provides for the Insurance Companies to transfer the interests of Contract Holders who have not otherwise given transfer instructions automatically to a designated substitute fund upon liquidation.


    For the foregoing reasons, and subject to receipt of a favorable vote of the Fund's shareholders on the Proposal, the Fund will be eliminated as an investment option under each Contract after the liquidation is effected, and its outstanding shares will be redeemed and cancelled. Additionally, the interests of Contract Holders in the Fund will be substituted with equivalent interests in AVP Money Market Portfolio.


    REASONS FOR RECOMMENDING A SUBSTITUTION INTO AVP MONEY MARKET
PORTFOLIO. Brinson Advisors determined, and the Board agreed, that AVP Money Market Portfolio would be an appropriate vehicle into which to transfer the interests of Contract Holders who do not exercise their transfer or surrender rights prior to the Liquidation Date. AVP Money Market Portfolio will be available under all affected contracts and was determined to be an appropriate alternative because its investment objective and policies are substantially similar to those of the Fund. AVP Money Market Portfolio's investment objective is safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. AVP Money Market Portfolio seeks to obtain its investment objective by maintaining a portfolio of high-quality money market instruments. In addition, AVP Money Market Portfolio's expense ratio is lower than that of the Fund. Contract Holders should consider whether reallocation of their interests in the Fund to one or more other investment options available under their respective Contracts would be appropriate in light of their investment goals. See "Transfer Rights" above for more information.



    AVP Money Market Portfolio's investment advisor is Alliance Capital Management L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105, a leading international investment advisor managing client accounts with assets as of December 31, 2001 totaling more than $455 billion. Alliance Capital provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally diversified mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance Capital is able to compete for virtually any portfolio management assignment in any developed capital market in the world.



    Alliance Capital, an investment advisor registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 52% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.



    AVP Money Market Portfolio's Investment Advisory Agreement (the "Investment Advisory Agreement") became effective on July 22, 1992. The

Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's directors including the directors who are not parties to the Investment Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Agreement.



    Alliance Capital provides investment advisory services and order placement facilities for AVP Money Market Portfolio and pays all compensation of the directors and officers of Alliance Variable Products Series Fund, Inc. ("AVP Fund") who are affiliated persons of Alliance Capital. Alliance Capital or its affiliates also furnish AVP Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the AVP Fund's Board of Directors to serve as the AVP Fund's officers.



    The AVP Fund has, under the Investment Advisory Agreement, assumed an obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the AVP Fund by Alliance Capital, the AVP Fund may employ its own personnel. For such services, the AVP Fund may also utilize personnel employed by Alliance Capital or its affiliates and, in such event, the services will be provided to the AVP Fund at cost and the payments therefore must be specifically approved by the AVP Fund's Board of Directors.



    AVP Money Market Portfolio pays Alliance Capital an annual fee of .500% of its average daily net asset value under the Investment Advisory Agreement. During the fiscal year ended December 31, 2001, AVP Money Market Portfolio paid Alliance Capital $840,656 for services provided pursuant to the Investment Advisory Agreement.



    Certain other clients of Alliance Capital may have investment objectives and policies similar to those of the AVP Fund. Alliance Capital may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the AVP Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Alliance Capital to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by it to the clients involved, including the AVP Fund. When two or more of the clients of Alliance Capital (including the AVP
Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

    As to the obtaining of services other than those specifically provided to AVP Fund by Alliance Capital, the AVP Fund may employ its own personnel. For such services, it also may utilize personnel employed by Alliance Capital or by other subsidiaries of Equitable. In such event, the services will be provided to the AVP Fund at cost and the payments specifically approved by the AVP Fund's Board of Directors.



    The Investment Advisory Agreement is terminable with respect to AVP Money Market Portfolio without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the AVP Fund's directors, or by Alliance Capital on 60 days written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance Capital, or of reckless disregard of its obligations thereunder, Alliance Capital shall not be liable for any action or failure to act in accordance with its duties thereunder.



    The Investment Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the AVP Fund's outstanding voting securities (as defined in the Investment Company Act) or by the AVP Fund's Board of Directors, including in either case approval by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the Investment Company Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board of Directors, including a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, at a regular meeting held on October 31, 2001.



    Alliance Capital may act as an investment advisor to other persons, firms or corporations, including investment companies. The Statement of Additional Information of the AVP Fund contains a list of investment companies for which Alliance Capital serves as investment advisor and is available upon request by calling 800-647-1568.



    The following persons are directors or officers of AVP Fund (with respect to AVP Money Market Portfolio) and are also either officers, employees, directors, or shareholders of Alliance Capital. Each such director and officer is also a trustee, director or officer of other registered investment companies sponsored by Alliance Capital.

DIRECTORS



    JOHN D. CARIFA,* 56, is the President, Chief Operating Officer and a Director of Alliance Capital Management Corporation (ACMC),** with which he has been associated since prior to 1996.



OFFICERS



    JOHN D. CARIFA, CHAIRMAN and PRESIDENT, see biography above.



    KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 41, is an Executive Vice President of ACMC, with which she has been associated since prior to 1996.



    ALFRED L. HARRISON, SENIOR VICE PRESIDENT, 63, is a Vice Chairman of ACMC, with which he has been associated since prior to 1996.



    WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 59, is an Executive Vice President of ACMC, with which he has been associated with since prior to 1996.



    KENNETH T. CARTY, VICE PRESIDENT, 40, is an Assistant Vice President of ACMC with which he has been associated since prior to 1996.



    JOHN F. CHIODI, VICE PRESIDENT, 34, is a Vice President of ACMC with which he has been associated since prior to 1996.



    JOSEPH C. DONA, VICE PRESIDENT, 39, is a Vice President of ACMC, with which he has been associated since prior to 1996.



    RAYMOND J. PAPERA, SENIOR VICE PRESIDENT, 45, is a Senior Vice President of ACMC, with which he has been associated since prior to 1996.



    EDMUND P. BERGAN, JR., SECRETARY, 50, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. (AFD) and Alliance Global Investor Services Inc. ("AGIS"), with which he has been associated since prior to 1996.


------------------------


*   An interested person of AVP Fund as defined in the Investment Company Act.



** For purposes of this proxy statement, ACMC refers to Alliance Capital Management Corporation, the sole general partner of Alliance Capital, the predecessor general partner of Alliance Capital, and the predecessor general partner of the same name.

    MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER, 50, is a Senior Vice President of AFS, with which he has been associated since prior to 1996.



    ANDREW GANGOLF, ASSISTANT SECRETARY, 46, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.



    DOMENICK PUGLIESE, ASSISTANT SECRETARY, 39, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.



    THOMAS R. MANLEY, CONTROLLER, 47, is a Vice President of ACMC, with which he has been associated since prior to 1996.



    Alliance Capital serves as investment advisor to other investment companies that have investment objectives that are substantially similar to that of AVP Money Market Portfolio. The name of each such fund, its net assets as of December 31, 2001, and its advisory fee is shown in the table below.



                                           ASSETS AS OF
FUND                                         12/31/01                  ADVISORY FEE
----                                      ---------------    --------------------------------
Alliance Capital Reserves                 $13,006,257,934    .50% on first $1.25 billion
Alliance Money Reserves                   $ 2,989,074,796    .49% on next $.25 billion
Alliance Government Reserves              $ 7,544,511,707    .48% on next $.25 billion
Alliance Treasury Reserves                $   764,467,934    .47% on next $.25 billion
                                                             .46% on next $1 billion
                                                             .45% in excess of $3 billion

Alliance Institutional Reserves           $ 5,489,363,030    .20%
  - Prime Portfolio                       $ 1,386,595,923
  - Government Portfolio                  $   476,676,956
  - Treasury Portfolio

Alliance Institutional Reserves           $ 1,093,337,314    .45%
  - Trust Portfolio

Alliance Money Market Fund                $ 1,280,380,854    .50%
  - Prime Portfolio                       $    80,416,880
  - Government Portfolio

EQ/Alliance Money Market Portfolio        $ 2,062,071,712    .13% on first $750 million
                                                             .105% to $1.5 billion
                                                             .08% to $2.5 billion
                                                             .06% to $5 billion
                                                             .05% thereafter



    The following chart compares the advisory fee rate and the expense ratio of the Fund with those of AVP Money Market Portfolio. It also illustrates what the impact on the Fund's expenses would have been if Brinson Advisors had not agreed to limit such expenses.


                     FOR THE YEAR ENDED DECEMBER 31, 2001*:


                                                               RATIO OF
                                                                 TOTAL
                                                              EXPENSES TO
                                                              AVERAGE NET
FUND                                           ADVISORY FEE     ASSETS
----                                           ------------   -----------
AVP Money Market Portfolio...................     0.50%          0.61%
Brinson Money Market Portfolio...............     0.50%          2.42%**


------------------------

*  These fees do not reflect fees or expenses that apply to the Separate
   Accounts.


** Effective October 13, 2001, Brinson Advisors began waiving its entire advisory fee. Effective November 29, 2001, Brinson Advisors began reimbursing all expenses in addition to waiving its entire advisory fee. Therefore, since November 29, 2001, net expenses have been zero.



    As of December 31, 2001, the Fund's yield was 1.92% and AVP Money Market Portfolio's yield was 1.17%. During the fiscal year ended December 31, 2001, Brinson Money Market Portfolio paid Brinson Advisors $5,155 in advisory fees. If Brinson Advisors had not waived its fee during a portion of the fiscal year ended December 31, 2001, Brinson Money Market Portfolio would have paid $11,651 to Brinson Advisors in advisory fees. During the fiscal year ended December 31, 2001, Brinson Money Market Portfolio would have paid $11,651 in advisory fees if the AVP Money Market Portfolio's fee schedule had applied to its portfolio. During the fiscal year ended December 31, 2001, Brinson Money Market Portfolio paid $49,983 in net expenses. If Brinson Advisors had not waived its advisory fee and reimbursed expenses during a portion of the fiscal year ended
December 31, 2001, Brinson Money Market Portfolio would have paid $56,479 in total expenses. During the fiscal year ended December 31, 2001, Brinson Money Market Portfolio would have paid $14,214 in total expenses if the AVP Money Market Portfolio's fee schedule had applied to its portfolio.



    For more information, please refer to the current prospectus or other disclosure documents for AVP Money Market Portfolio and the Fund. To request the prospectus for the Fund, please contact the Trust at the number provided on page 4 of this Proxy Statement. The prospectus for AVP Money Market Portfolio is a separate document enclosed herewith.

                      FAILURE TO APPROVE THE PROPOSAL WITH
                              RESPECT TO THE FUND


    If the Fund's shareholders do not approve the Proposal, the Fund may continue to exist as an investment option under the Contracts and the Substitution will not be implemented. The Board would then meet to consider what, if any, steps to take in the interests of shareholders.



    For the reasons specified above, the Trust's Board recommends that the Proposal be approved. Persons having voting interests, or the right to provide instructions with respect to such interests, in the Fund are encouraged to consider carefully the information contained in this Proxy Statement and to complete and return the enclosed authorization card.


  THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE, AND THAT THE CONTRACT HOLDERS INSTRUCT THEIR INSURANCE COMPANIES TO VOTE, FOR THE
               PLAN OF LIQUIDATION AND THE PLAN OF SUBSTITUTION.

                              GENERAL INFORMATION
                      INVESTMENT ADVISOR AND ADMINISTRATOR


    Brinson Advisors is the Trust's investment advisor and administrator. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. PaineWebber Life is also under the common control of UBS AG.


                                 OTHER BUSINESS

    Brinson Advisors knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

                             SHAREHOLDER PROPOSALS


    The Trust's Amended and Restated Declaration of Trust and Restated By-laws provide that the Trust need not hold annual shareholder meetings, except as required by the Investment Company Act. Therefore, in the event that the Proposal is not approved by the Fund's shareholders, it is probable that no annual meeting of shareholders will be held in 2002 or in subsequent years. Proposals that shareholders of the Fund intend to present for inclusion in the proxy materials with respect to the special meeting must be received by the Fund within a reasonable period of time before the solicitation is made. The timely submission of a proposal does not, however, guarantee its inclusion.


    Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed, postage-paid envelope.

                                 By Order of the Board of Trustees,
                                 AMY R. DOBERMAN
                                 SECRETARY

                                   EXHIBIT 1
                              BRINSON SERIES TRUST
                             MONEY MARKET PORTFOLIO
                          FORM OF PLAN OF LIQUIDATION


    This Plan of Liquidation ("Plan") dated as of             , 2002 is made by
Brinson Series Trust (the "Trust"), a business trust organized and existing under the laws of the Commonwealth of Massachusetts, with respect to Money Market Portfolio (the "Fund"), a segregated portfolio of assets of the Trust. The Fund is a series of the Trust which is an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Plan is intended to accomplish the complete liquidation of the Fund and the redemption and cancellation of the outstanding shares thereof, in conformity with all provisions of Massachusetts law and the Trust's Amended and Restated Declaration of Trust and Restated By-laws.


    WHEREAS, the Trust's Board of Trustees, on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund and to redeem and cancel the outstanding shares thereof; and

    WHEREAS, PaineWebber Life Insurance Company and American Republic Insurance Company (each an "Insurance Company" and, collectively, the "Insurance Companies"), are the record owners of all of the issued and outstanding shares of the Fund and own shares on behalf of separate accounts that offer interests in the Fund as investment options through certain annuity contracts (the "Contracts") between the applicable Insurance Company and the holders of such Contracts (the "Contract Holders"); and

    WHEREAS, each Insurance Company has advised the Trust that, in connection with the liquidation of the Fund, each Insurance Company has agreed to remove the Fund as an investment option offered through the Contracts, and desires to substitute for the interest of Contract Holders in the Fund, shares of the Money Market Portfolio of Alliance Variable Products Series Fund, Inc. ("AVP Money Market Portfolio") an investment option under the Contracts, pursuant to a proposed Plan of Substitution substantially in the form attached hereto as EXHIBIT A (the "Plan of Substitution"); and

    WHEREAS, each Insurance Company has requested that the Trust make the liquidation of the Fund contingent upon (i) approval of the Plan of Substitution by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Fund, and (ii) compliance with the Plan of Substitution in connection with the liquidation of the Fund, and the Trust's Board of Trustees has determined that it is in the best interest of the Fund and it shareholders to do so; and

    WHEREAS, at a meeting of the Board of Trustees of the Trust on November 14, 2001, the Board of Trustees considered and adopted this Plan and the Plan of Substitution (collectively the "Plans") as the method of liquidating the Fund and directed that the Plans be submitted to the shareholders of the Fund for approval in accordance with, among other things, applicable provisions of law and the Trust's Amended and Restated Declaration of Trust and Restated By-laws, and applicable provisions of the Contracts.

    NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

    1. EFFECTIVE DATE OF PLANS. The Plans shall become effective with respect to the Fund only upon the adoption and approval of both Plans, at a meeting of shareholders called for the purpose of voting upon the Plans, by the affirmative vote of a majority of the outstanding voting securities (as defined above) of the Fund. The day of such adoption and approval of both Plans by shareholders of the Fund is hereinafter called the "Effective Date."

    2. LIQUIDATION DATE. The date on which the Fund makes the liquidating distribution to shareholders described in Section 7 below and cancels and redeems its outstanding shares shall be known as the "Liquidation Date."

    3. CESSATION OF BUSINESS. As of the close of business on the Liquidation Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs.

    4. RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings as of the close of business on the Liquidation Date. On such date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plans cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable or redeemable.

    5. LIQUIDATION OF ASSETS. As soon as is reasonable and practicable after the Effective Date, all portfolio securities and other assets, if any, of the Fund shall be converted to cash and cash equivalents.

    6. PAYMENT OF DEBTS. As soon as practicable after the Effective Date, the Trust shall determine and pay, or set aside in cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 7 below, including the amount of any reserve established by the Trust's Board of Trustees, subject to Section 8 below.

    7. LIQUIDATING DISTRIBUTION. As soon as possible after the Effective Date of the Plans, and in any event within sixty days thereafter, the Fund shall deliver the following to each shareholder of record on the Liquidation Date by mail or other reasonable method, in complete redemption and cancellation of the shares of the Fund held by such shareholder, (a) a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund, and (b) information concerning the sources of the liquidating distribution. The Insurance Companies own of record all of the issued and outstanding shares of the Fund. Upon receipt by the Insurance Companies of the liquidating distributions, the Insurance Companies will apply such liquidating distributions in accordance with the Plan of Substitution to purchase, for the benefit of each Contract Holder having an interest in the Fund at the time of its liquidation, an equivalent interest in AVP Money Market Portfolio.

    8. MANAGEMENT AND EXPENSES OF THE FUND SUBSEQUENT TO THE LIQUIDATING DISTRIBUTION. The Fund's investment advisor, Brinson Advisors, Inc. ("Brinson Advisors") shall bear all expenses incurred in connection with carrying out the Plan of Liquidation with respect to the Fund including, but not limited to, all printing, legal and accounting fees and the expenses of any reports to or meetings of shareholders. Any expenses and liabilities attributed to the Fund after the liquidating distribution has been made will also be borne by Brinson Advisors.

    9. AMENDMENT OF PLAN. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshaling of Fund assets and complete liquidation and termination of the existence of the Fund, and the distribution of the Fund's net assets to shareholders in redemption and cancellation of the outstanding shares of the Fund, in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan.

    10. FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE FUND. In the event that shareholders of the Fund do not approve the Plans, the Plans shall not apply.

BRINSON SERIES TRUST
on behalf of Money Market
Portfolio

By:
     ----------------------------
     Name:
     Title:

Accepted:                           Accepted:

BRINSON ADVISORS, INC.              BRINSON ADVISORS, INC.

By:                                 By:
     ----------------------------        ----------------------------
     Name:                               Name:
     Title:                              Title:

                                   EXHIBIT A
                          FORM OF PLAN OF SUBSTITUTION


    This Plan of Substitution ("Plan") dated             , 2002 is made by
PaineWebber Life Insurance Company ("PW Life"), a stock life insurance company organized under the insurance laws of the State of California in 1956 and American Republic Insurance Company ("American Republic") a stock life insurance company organized under the insurance laws of the State of Iowa in 1929 (PW Life and American Republic are each referred to herein as an "Insurance Company" and, collectively, as "Insurance Companies.") PW Life and American Republic offer the Milestones product and the Advantage product, respectively, through separate accounts (each a "Separate Account"). The Separate Accounts are segregated investment accounts that fund each Insurance Company's individual variable annuity contracts (each a "Contract"). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of common stock of the Money Market Portfolio of Alliance Variable Products Series Fund, Inc. ("AVP Money Market Portfolio") for shares of beneficial interest of the Money Market Portfolio ("Brinson Money Market Portfolio" or "Fund") of Brinson Series Trust ("Trust") in which a Subaccount of each Separate Account currently invests.


    WHEREAS, the Trust's Board of Trustees ("Board"), with respect to Brinson Money Market Portfolio, has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund pursuant to a plan of liquidation (the "Plan of Liquidation" and, together with the Plan of Substitution, the "Plans"); and

    WHEREAS, the Insurance Company has advised the Board that, in connection with the liquidation of the Fund, each Insurance Company has agreed to remove the Fund as an investment option offered through the Contracts, and that each desires to substitute for the interest of holders of such Contracts (the "Contract Holders") in the Fund shares of AVP Money Market Portfolio, pursuant to this Plan, and that each has requested that liquidation of the Fund be made contingent upon approval by the Fund, by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Fund, of this Plan, as well as the Plan of Liquidation (collectively, the "Plans"), and any amendments related thereto; and

    WHEREAS, the Trust has advised each Insurance Company that it will make the liquidation of the Fund contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund of this Plan, as well as the Plan of Liquidation and any amendments in connection therewith.

    NOW THEREFORE, the substitution of a Contract Holder's interest in the Fund with an interest in AVP Money Market Portfolio shall be carried out in the manner hereinafter set forth:

    1. EFFECTIVE DATE OF PLANS. The Plans shall be and become effective with respect to the Fund only upon the adoption and approval of the Plans, at a meeting of shareholders called for the purpose of voting upon the Plans, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the Fund. The date of such adoption and approval of both Plans by the Fund is hereinafter called the "Effective Date."

    2. LIQUIDATION DATE. The date on which the Fund makes a liquidating distribution to shareholders and redeems and cancels its outstanding shares shall be known as the "Liquidation Date."

    3. SPECIAL MEETING OF SHAREHOLDERS. The Trust shall provide to each of the Contract Holders having an interest in shares of the Fund held by the Separate Accounts with proxy materials containing all information necessary to make an informed judgment about the Plans. Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the Fund, shall vote its shares in accordance with the instructions received from its Contract Holders, to the extent required by law. Any shares of the Fund for which an Insurance Company does not receive timely voting instructions, or which are not attributable to Contract Holders, shall be voted in proportion to the instructions received from all Contract Holders having an interest in the Fund, to the extent required by law.

    4. SUBSTITUTIONS. As soon as possible after the Effective Date of the Plans, and in any event within sixty days thereafter, the Fund shall deliver the following to each shareholder of record on the Liquidation Date, by mail or other reasonable method, in complete redemption and cancellation of the shares of the Fund held by such shareholder, all in accordance with the Plan of
Liquidation:

    (a) A liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Fund as of the close of business on the Liquidation Date, and

    (b) Information concerning the source of the liquidating distribution.

Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the Fund, shall, upon receipt of the liquidating distribution with respect to the Fund, other than distributions attributable to shares of such Fund held in each Insurance Company's general account, apply such liquidating distributions in accordance with this Plan, to purchase, for the benefit of each of its Contract Holders having an interest in the Fund at the time of its liquidation, an interest in AVP Money Market Portfolio ("Substitution"). The Substitution will take place at relative net asset value with no change in the amount of any Contract Holder's accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

    5. CONDITIONS APPLICABLE TO THE SUBSTITUTION. The Substitution is subject to the following conditions:


    (a) Contract Holders shall not incur any fees, charges or expenses incurred in connection with brokerage transactions, as a result of the Substitution nor shall their rights or an Insurance Company's obligations under any Contract be altered.


    (b) All expenses incurred in connection with the Substitution shall be paid by Brinson Advisors, Inc.

    (c) The Substitution shall not cause the Contract fees and charges currently being paid by existing Contract Holders to be greater after the Substitution than before the Substitution.

    (d) The Substitution shall not impose any tax liability on Contract Holders.


    (e) The prospectuses for each of the registration statements affected by the Substitution will be updated by means of a supplement that describes the Plan and identifies the Fund being replaced. In addition, Contract Holders will be provided with the current prospectus of AVP Money Market Portfolio.



    (f) Contract Holders shall be furnished with notice of the Substitution in the form of a supplement to the prospectus. Each supplement will inform Contract Holders that effective January 25, 2002 Brinson Money Market Portfolio Subaccount will no longer be available for new investment. The prospectus supplement shall inform Contract Holders that they may, at any time prior to the Substitution, transfer their accumulation values from the Subaccount of the relevant Separate Account investing in Brinson Money Market Portfolio to any of the other investment options available under their Contracts without incurring any transfer fees or other charges. Any transfer of investments from the Fund as a result of the Substitution will not be counted as one of the free transfers permitted to Contract Holders (where applicable), provided that the transfer occurs within 90 days of the Substitution. Each prospectus supplement shall also inform Contract Holders that, if permitted by applicable tax law, they may surrender amounts transferred to the AVP Money Market Portfolio as a result of the Substitution without payment of the associated early withdrawal charge, if surrender is made within 30 days after the date of the Substitution. Each Insurance Company's offer to waive the early withdrawal charge shall not apply to amounts transferred to Brinson Money Market Portfolio Subaccount from the other Subaccounts of the Separate Accounts or from the fixed account after January 25, 2002.



    (g) Within 5 days after the Substitution, each Insurance Company will notify, in writing, all Contract Holders who had values transferred from Brinson Money Market Portfolio Subaccounts as a result of the Substitution of their surrender rights and, as applicable, their right to make "free transfers" for another 90 days.


    (h) Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the Fund.

    6. FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE FUND. In the event that the Plan is not approved by the shareholders of the Fund, this Plan shall not apply.

YOUR VOTE IS IMPORTANT.
Please fold and detach card at perforation before mailing

BRINSON SERIES TRUST
SPECIAL MEETING OF SHAREHOLDERS
March 6, 2002

FUND NAME PRINTS HERE

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES ("BOARD") OF BRINSON SERIES TRUST (THE "TRUST") AND RELATES TO THE PROPOSAL WITH RESPECT TO THE ABOVE-REFERENCED PORTFOLIO (THE "FUND"), A SERIES OF THE TRUST. The undersigned hereby appoints as proxies Rita Rubin and Robyn Green and each of them (with power of substitution) to represent and vote the shares of the undersigned held as of the record date in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on March 6, 2002, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. IF YOU DO NOT INDICATE A CHOICE, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO THE FUND, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This voting instruction card must be dated and signed exactly as instructed.
Date

PLEASE DATE AND SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Sign exactly as name appears hereon.

Signature(s)

Please fold and detach card at perforation before mailing

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

When properly signed, the voting interest represented by this card will be voted as instructed below. If no instruction is given for the proposal, voting will be "FOR" the proposal.
The Board recommends that you vote

"FOR" the following proposal:

FOR        AGAINST         ABSTAIN
 0            0            0

1. To consider and vote on a Plan of Liquidation and a Plan of Substitution for Brinson Money Market Portfolio as described in the proxy statement enclosed herewith.
PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD

YOUR VOTE IS IMPORTANT.

Please fold and detach card at perforation before mailing

BRINSON SERIES TRUST
SPECIAL MEETING OF SHAREHOLDERS
March 6, 2002

INSURANCE COMPANY NAME PRINTS HERE
FUND NAME PRINTS HERE

THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE ABOVE-REFERENCED INSURANCE COMPANY (THE "COMPANY") AND BY THE BOARD OF TRUSTEES ("BOARD") OF BRINSON SERIES TRUST (THE "TRUST") AND RELATES TO THE PROPOSAL INDICATED ON THE REVERSE SIDE WITH RESPECT TO THE ABOVE-REFERENCED PORTFOLIO (THE "FUND"), A SERIES OF THE TRUST. The undersigned hereby instructs the Company to vote all shares of the Fund, which are held in the account of the undersigned at the Special Meeting of Shareholders to be held on March 6, 2002, at the offices of the Trust and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. IF YOU DO NOT INDICATE A CHOICE, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Date
PLEASE DATE AND SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Sign exactly as name appears hereon.

Signature(s)

For individual Contract Owners, sign your name exactly as it appears on this card. For joint Contract Owners, either party may sign, but the name of the party signing should conform exactly to the name shown on this card.
For all other Contract Owners, the name and the capacity of the individual signing should be indicated, unless it is reflected in the form of registration. BRINSON-VIC

Please fold and detach card at perforation before mailing
PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

When properly signed, the voting interest represented by this card will be directed as instructed below. If no instruction is given for the proposal, voting will be directed "FOR" the proposal.
The Board recommends that you direct a vote "FOR" the following proposal:

FOR        AGAINST         ABSTAIN
 0            0            0
1. To consider and vote on a Plan of Liquidation and a Plan of Substitution for Brinson Money Market Portfolio as described in the proxy statement enclosed herewith.

PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD